DEFA14A

PROXY STATEMENT PURSUANT TO SECTION 14 (a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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BNY Mellon Strategic Municipal Bond Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BNY Mellon Strategic Municipal Bond Fund, Inc.:

The Annual Meeting of Stockholders (the "Meeting") of BNY Mellon Strategic Municipal Bond Fund, Inc. (the "Fund") will be held over the Internet in a virtual meeting format only, on Wednesday, June 12, 2024 at 10:45 a.m., Eastern time, for the following purposes:

1.	To consider converting the Fund from a closed-end management investment company to an open-end management investment company. This proposal includes:
a.	changing the Fund's subclassification from a closed-end management investment company to an open-end management investment company;
b.	amending and restating the Fund's Charter; and
c.	changing certain fundamental investment policies of the Fund.
2.	To elect Directors as follows:
a.	if Proposal 1 is not approved, to elect two Class I Directors to serve for three-year terms until their respective successors are duly elected and qualified;
b.	if Proposal 1 is approved as described in the proxy statement, to elect six Directors to hold office until their successors are duly elected and qualified;
3.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Stockholders of record at the close of business on April 10, 2024 will be entitled to receive notice of and to vote at the Meeting. To participate in the Meeting, you must go to the Meeting website at www.meetnow.global/MD2CFQK and enter the control number found on your proxy card.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually. To register you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on Wednesday, June 5, 2024. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. For requests received after 5:00 p.m., Eastern Time, on Wednesday, June 5, 2024, Computershare will attempt to register you, but may be unable to do so prior to the Meeting.

Questions from stockholders to be considered at the Meeting must be submitted to BNY Mellon Investment Management at 1-800-334-6899 or instsales@bnymellon.com no later than 5:00 p.m., Eastern Time, on Wednesday, June 5, 2024. Only questions that are pertinent, as determined by the chairperson of the Meeting, will be answered during the Meeting, subject to time constraints.

Whether or not you plan to attend the Meeting virtually, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/closed-end-funds. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board

/s/ Sarah S. Kelleher
Sarah S. Kelleher
Secretary

New York, New York
May 1, 2024

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.

PROXY STATEMENT

Annual Meeting of Stockholders

to be held on June 12, 2024

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon Strategic Municipal Bond Fund, Inc. (the "Fund") to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held over the Internet in a virtual meeting format only on Wednesday, June 12, 2024 at 10:45 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 10, 2024 are entitled to receive notice of and to vote at the Meeting. Stockholders will not be able to attend the Meeting in person but may participate over the Internet as described in the Notice of Annual Meeting of Stockholders.

Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or over the Internet (including during the Meeting). To be effective, such revocation must be received before your prior proxy is exercised at the Meeting.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the Meeting, may adjourn the Meeting. If a proposal is to be voted upon by only one class of the Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the Meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Variable Rate MuniFund Term Preferred Shares, par value $0.001 per share, liquidation preference $25,000 per share ("VMTP Shares").

As of April 10, 2024, the Fund had outstanding the following number of shares:

Common Stock Outstanding	VMTP Shares Outstanding
49,428,691	1,972

It is estimated that proxy materials will be mailed to stockholders of record on or about May 1, 2024. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 240 Greenwich Street, New York, New York 10286.

Copies of the Fund's most recent Annual Report to Stockholders is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, calling toll free 1-800-334-6899 or visiting https://im.bnymellon.com/closed-end-funds.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Wednesday, June 12, 2024: This proxy statement and a copy of the Fund's most recent Annual Report to Stockholders are available at https://im.bnymellon.com/closed-end-funds.

PROPOSAL 1:

TO CONVERT THE FUND FROM A CLOSED-END MANAGEMENT INVESTMENT COMPANY TO AN OPEN-END MANAGEMENT INVESTMENT COMPANY

The Board of Directors of the Fund does not favor this proposal because, as described below, conversion of the Fund to an open-end investment company would result in a substantial and immediate reduction in Fund assets, a decrease in the Fund's net income available for dividends and a likely increase in the Fund's expenses as a percentage of net asset value.

Introduction

The Fund has operated as a diversified, closed-end management investment company (commonly referred to as a "closed-end fund") since its inception in 1989. As a closed-end fund, the Fund's shares of Common Stock are bought and sold in the securities markets at prevailing prices, which may be equal to, less than, or greater than the Fund's net asset value. The Fund's Prospectus for its Common Stock (dated November 22, 1989) states, in relevant part, that if the Common Stock of the Fund has traded on the New York Stock Exchange (the "NYSE") at an average discount from its net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the 12 calendar weeks preceding the beginning of the Fund's fiscal year, the Fund will submit (the "Required Submission") to its stockholders at the next succeeding annual meeting of stockholders a proposal to convert the Fund from a closed-end management investment company to an open-end management investment company (the "Conversion"). For the 12 calendar week period from September 11, 2023 through November 30, 2023 (the last business day of the fund's fiscal year), the Fund's Common Stock traded on the NYSE at an average discount from net asset value of 16.06%, determined in accordance with the provisions of the Fund's Prospectus. As a result, the Fund is required to submit Proposal 1 for stockholders' consideration at the Meeting.

Consideration and Recommendation of Board of Directors

At a Board meeting held on March 7, 2024, the Fund's Board of Directors, none of whom are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors"), reviewed detailed information concerning the legal and operational differences between closed-end and open-end funds, the Fund's capital structure and performance to date as a closed-end fund, the potential implications of de-leveraging the Fund, the historical relationship between the market price and net asset value of the Fund's shares of Common Stock, the market events surrounding the discount measurement period and the possible effects of the Conversion on the Fund. At that meeting, although it recognized that the Required Submission must be made, the Board determined not to support Proposal 1 and recommends stockholders vote against the proposal.

The Board believes that the Conversion will result in a substantial and immediate reduction of the Fund's asset size and could result in the possible loss of economies of scale and an increase in the Fund's expenses as a percentage of net asset value, thereby decreasing the Fund's net income available for dividends, as described under "Certain Effects of the Conversion on the Fund – Decrease in Asset Size and Potential Increase in Expense Ratio" below. The Board also considered the possibility that the Conversion could adversely affect the functioning of the Fund's portfolio management and its investment performance, as described under "Certain Effects of the Conversion of the Fund – Portfolio Management" below. Accordingly, the Board does not believe that the Conversion is in the best interests of the Fund and its stockholders.

While the Conversion would eliminate the possibility of shares of the Fund's Common Stock ever trading at a discount from net asset value, the Board took note of the fact that from 2010 through December 31, 2023, shares of Common Stock of the Fund have, from time to time, traded at a premium, and that, notwithstanding the more recent discounts during the last 12 calendar weeks of fiscal year 2023, the shares have traded from 2010 through November 30, 2023 at an average discount of 4.28%. See "Differences Between Open-End and Closed-End Funds – Redeemable Shares; Elimination of Discount and Premium" below. The Board also noted that the relevant measurement period (September 11, 2023 – November 30, 2023) occurred primarily during the fourth quarter of 2023, which was a period of market volatility driven by economic uncertainty, high inflation and geopolitical risk.

The average annual premium/discount by calendar year for the Fund is as follows:

Calendar Year 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023	Premium (Discount) 0.89% 3.58% 5.27% (7.93%) (7.94%) (7.45%) (1.47%) 1.33% (9.86%) (1.33%) (7.04%) (1.67%) (9.89%) (16.38%)

On April 10, 2024, the closing price of a share of the Fund's Common Stock on the NYSE was 14.44% below its net asset value.

At this time, the Board does not believe that eliminating the possibility of a discount justifies the reduction of the Fund's asset size, the risk of changes to the Fund's portfolio management that might be required and the potential adverse effect on the Fund's investment performance that the Conversion could entail.

If Proposal 1 is not approved by stockholders, the Fund will remain a closed-end fund, and the Board of Directors will consider whether any other actions should be taken with respect to the market discount from net asset value at which the Fund's shares of Common Stock currently trade.

As described below, if stockholders approve the Conversion, the Board will cause the Fund to impose a redemption fee of 1.00% of the amount redeemed for the period of 12 months from the date of the Conversion. Neither the Fund nor its stockholders will realize any gain or loss for tax purposes as a direct result of the Conversion. However, the Fund's common stockholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax basis of their shares received in the Conversion.

Differences Between Open-End and Closed-End Funds

In evaluating this Proposal, the Fund's stockholders may wish to consider the following differences between open-end and closed-end funds.

Fluctuation of Capital. The Fund currently is registered as a "closed-end" management investment company under the 1940 Act. Closed-end funds generally neither redeem their outstanding stock nor engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The common stock of closed-end funds ordinarily is bought and sold on national securities exchanges; the Fund's shares of Common Stock have traded on the NYSE since its inception in 1989.

In contrast, open-end funds, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender such securities to the mutual fund and obtain in return their proportionate share of the value of the mutual fund's net assets at the time of redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund's distributor). Most mutual funds (including the Fund, if the Conversion is effected) also continuously issue new shares of stock to investors at a price based on the fund's net asset value at the time of such issuance. Accordingly, an open-end fund will experience continuing inflows and outflows of cash, and may experience net sales or net redemptions of its shares.

Raising Capital. Closed-end funds are not permitted to issue new shares of common stock at a price below net asset value, except in rights offerings to existing stockholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares of common stock are trading at a discount to net asset value. The shares of open-end funds, on the other hand, generally are offered on a continuous basis at net asset value, or at net asset value plus a sales charge.

Redeemable Shares; Elimination of Discount and Premium. Open-end funds are required to redeem their shares at a price based upon their then-current net asset value (except under certain circumstances, such as when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act). The open-end fund structure thus precludes the possibility of the mutual fund's shares trading at a discount from, or a premium to, net asset value. Mutual funds generally are required to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. The shares of closed-end funds, on the other hand, are bought and sold in the securities markets at prevailing market prices, which may be equal to, less than, or more than their net asset value.

If approved by stockholders, upon the Conversion, common stockholders of the Fund who wish to realize the value of their shares would be able to do so by redeeming their shares at net asset value (less the redemption fee discussed below). As a result, the discount from net asset value at which the Fund's shares of Common Stock currently trade on the NYSE would be eliminated. The Conversion also would eliminate, however, any possibility that the Fund's shares of Common Stock could trade at a premium over their net asset value and could result in potential adverse effects on the Fund's portfolio management and expense ratio.

Senior Securities and Borrowings. The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other securities), other than indebtedness to banks when there is an asset coverage of at least 300% for all borrowings. Closed-end funds, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. Any income attributable to such indebtedness would be Federally taxable income. In addition, closed-end funds may issue preferred stock, subject to asset coverage of at least 200%; whereas open-end funds generally may not issue preferred stock. The ability to issue senior securities provides a closed-end fund more flexibility than an open-end fund in "leveraging" their stockholders' investments.

On July 12, 2023, the Fund, which seeks income exempt from Federal income tax, announced sale of $49,300,000 of VMTP Shares. The Fund's Board believes that the limitations imposed on open-end funds with respect to senior securities and borrowings would impair the Fund's operations, because, as an open-end fund, the Fund would have to redeem all of its VMTP Shares and would not be able to replace the leverage currently employed with the VMTP Shares. Moreover, the Fund would have to sell portfolio securities to raise the cash necessary to redeem the VMTP Shares at or prior to the Conversion.

Registration of Securities. The Fund's shares of Common Stock currently are listed and traded on the NYSE (Symbol: DSM). If the Conversion is approved by stockholders, the Fund's shares of Common Stock would immediately be delisted from the NYSE. Delisting would save the Fund's annual exchange listing fees of approximately $48,131; but, as noted below, the Fund would have to pay Federal and state registration fees on sales of new shares. Any net savings or increased cost to the Fund because of the different expenses is not expected to materially affect the Fund's expense ratio.

Distribution; Brokerage Commissions or Sales Charges on Purchases and Sales of Securities. Open-end funds typically seek to sell new shares on a continuous basis in order to offset redemptions and avoid reductions in asset size. Shares of "load" open-end funds ordinarily are offered and sold through a principal underwriter or distributor, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, or receives a distribution fee from the fund, or both, to compensate it and securities dealers for sales and marketing services (see below). Shares of "no-load" open-end funds are sold at net asset value, without a sales charge, with the fund's investment adviser or distributor ordinarily bearing the cost of sales and marketing from its own resources. Shares of closed-end funds, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions on behalf of investors.

Stockholder Services. Open-end funds typically provide more services to stockholders and incur correspondingly higher servicing expenses. If the Conversion is approved, to compensate the Fund's distributor for the provision of certain of these services to the Fund's stockholders, the Fund would adopt a shareholder services plan, pursuant to which the Fund would pay its distributor for the provision of certain services a fee at an annual rate of 0.25% of the value of the average daily net assets. These services would include, for example, answering stockholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of stockholder accounts.

Other services generally offered by a family of open-end funds include enabling stockholders to exchange their shares of one fund for shares of another fund that is part of the same family of open-end funds. The BNY Mellon Family of Funds currently consists of approximately 104 separate portfolios, with different investment objectives and policies. Shares of the various funds in the BNY Mellon Family of Funds generally are eligible to be exchanged, in a taxable transaction, for shares of certain other BNY Mellon-managed funds. If the Fund converts to an open-end fund, the Fund would offer the exchange service as well as certain other stockholder services and privileges currently offered stockholders of other open-end funds in the BNY Mellon Family of Funds.

Annual Stockholder Meetings. As a closed-end fund listed on the NYSE, the Fund is required by the rules of the NYSE to hold annual meetings of its stockholders. If the Fund were converted to an open-end fund, it would no longer be subject to these NYSE rules and annual stockholder meetings would be eliminated, except when required for certain 1940 Act matters. By not having to hold annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholder votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the Record Date, such costs aggregate approximately $17,000 per year; however, these savings would not be expected to materially affect the Fund's expense ratio, and stockholder meetings may have to be held from time to time to obtain various approvals from stockholders. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if, among other reasons, less than a majority of the total number of Directors were elected by the stockholders or if a change were sought in the fundamental investment policies of the Fund. In addition, holders of at least a majority of the Fund's outstanding shares may require the fund to hold a stockholder meeting for any purpose.

Reinvestment of Dividends and Distributions. As a closed-end fund, the Fund's current Dividend Reinvestment and Cash Purchase Plan ("DRIP") permits common stockholders to elect to reinvest their dividends and distributions on a different basis than would be the case if the Fund converted to an open-end fund. Currently, if the Fund's shares of Common Stock are trading at a discount, the agent for the DRIP will attempt to buy as many shares as are needed of the Fund's common stock on the NYSE or elsewhere. This permits a reinvesting common stockholder to benefit by purchasing additional shares at a discount and this buying activity may tend to lessen any discount. If, before the agent for the DRIP completes such purchases, the market price exceeds the net asset value, then the average per share purchase price of the reinvested shares may exceed the net asset value per share. If the Fund's shares of common stock are trading at a premium, reinvesting stockholders are issued shares at the higher of net asset value or 95% of the market price. As an open-end fund, any dividend and distribution reinvested would be at the Fund's net asset value.

Market Timing Activities. Unlike closed-end funds, open-end funds may be subject to adverse effects from frequent purchases and redemptions of shares. Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long-term shareholders. If the Conversion occurs, the Board will need to approve and implement policies and procedures that are intended to discourage and prevent excessive trading of Fund shares and market timing abuses through the use of various surveillance techniques.

Certain Effects of the Conversion

In addition to the inherent characteristics of open-end funds described above, the Conversion potentially would have the consequences described below.

Decrease in Asset Size and Potential Increase in Expense Ratio. Conversion to an open-end fund would require the Fund to redeem its VMTP Shares at a price equal to such VMTP Shares' liquidation preference plus any accumulated dividends or other distributions and sell portfolio securities to do so, and thereby decrease the total asset size of the Fund by $49,300,000. In addition, the Conversion would raise the possibility of the Fund suffering substantial redemptions of shares of its Common Stock, particularly in the period immediately following the Conversion, although the redemption fee of 1.00% described below may reduce the number of initial redemptions that would otherwise occur. Unless the Fund's distributor was able to generate sales of new shares sufficient to offset these redemptions and the redemption of the VMTP Shares, the asset size of the Fund would shrink by over one-third. Because certain of the Fund's operating expenses are fixed or substantially fixed, such a decrease in the Fund's asset size would likely increase the ratio of its operating expenses to its income and net assets and thereby decrease the Fund's net income available for dividends. Such a decrease in asset size also would result in a reduction in the amount of fees paid to BNY Mellon Investment Adviser, Inc. (the "Investment Adviser"), the Fund's investment adviser.

Portfolio Management. The capitalization of an open-end fund fluctuates depending upon whether it experiences net sales or net redemptions of its shares. Most open-end funds maintain reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end funds do not have to meet redemptions, their level of cash reserves depends primarily on the investment adviser's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. As an open-end fund, the Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, and such sales could occur under unfavorable market conditions. While the Fund is a closed-end fund, however, the Investment Adviser is not required to liquidate portfolio holdings at inopportune times and can manage the Fund's portfolio with a greater emphasis on long-term considerations.

As part of the Conversion, the Fund would be required to redeem in cash, through the sale of portfolio securities, $49,300,000 aggregate par value of VMTP Shares. Such sale could occur under unfavorable market conditions adversely effecting the net asset value per share of the Fund's Common Stock. Moreover, if the Fund were to experience substantial redemptions of its shares of common stock following the Conversion, it would likely be required to sell portfolio securities and incur increased transaction costs in order to raise cash to meet such redemptions.

Currently, the Fund is not limited as to the amount of its assets which may be invested in illiquid securities. If the Conversion is approved, the Fund would not be permitted to have more than 15% of the value of its net assets invested in illiquid securities. As of March 7, 2024, none of the Fund's net assets were invested in illiquid securities.

Minimum Investment and Involuntary Redemptions. If the Conversion is approved, the Fund will adopt requirements that an initial investment in its shares and any subsequent investment must be in a specified minimum amount, in order to reduce the administrative burdens and costs incurred in monitoring numerous small accounts. The Fund expects that the minimum initial investment requirement will be $2,500 and the minimum subsequent investment requirement will be $100. The Fund also would reserve the right to redeem, upon notice, the shares of any stockholder whose account has a net asset value of less than $500.

Conversion Costs. Conversion would involve legal and other expenses to the Fund, estimated to be approximately $195,000. Based on the Fund's total net assets as of March 7, 2024, it currently is anticipated that Conversion costs would be approximately 0.05% in the year of Conversion.

Measures to be Adopted to Convert the Fund to an Open-End Fund

To effect the Conversion, the Fund's stockholders must approve changing the Fund's subclassification under the 1940 Act from a closed-end management investment company to an open-end management investment company. In connection therewith, the Fund would have to amend and restate its Articles of Incorporation, and the Board believes it would then be appropriate to change certain of the Fund's fundamental investment policies and restrictions.

Amending and Restating the Fund's Articles of Incorporation. To operate as an open-end fund, the Fund will be required to amend its Articles of Incorporation, as amended to date (the "Charter"), to authorize the issuance of redeemable securities at net asset value and to provide that its outstanding common stock will be redeemable at the option of stockholders. If a majority of the outstanding voting securities of the Fund, voting together as a single class, and a majority vote of the outstanding shares of the Fund's VMTP Shares voting as a separate class, approve the Conversion, the Board will approve other amendments to the Charter, including declassifying the Fund's Board, as described below. The Charter also would be amended to remove other provisions applicable only to closed-end funds and to include provisions commonly found in the charters of other open-end funds in the BNY Mellon Family of Funds, as described below. Under Maryland General Corporation Law, charter amendments must be declared "advisable" by the board. Although the Fund's Board of Directors does not favor Proposal 1, if the Conversion is approved by stockholders, the Fund's Board then would deem it advisable to amend the Fund's Charter. A copy of the proposed Amended and Restated Articles of Incorporation, in the form approved by the Fund's Board of Directors, contingent upon stockholder approval of the Conversion, is attached to this proxy statement as Exhibit A.

Declassified Board. The Fund's Charter would be amended to declassify the Fund's Board of Directors. Currently, the Fund's Charter provides that the Board of Directors be divided into three classes of Directors. Each Director serves for three years with one class being elected each year.

Issuance of Additional Classes of Shares. The Fund's Charter currently provides for the issuance of one class of shares of common stock with each share representing an equal proportionate interest in the Fund. If the Fund's stockholders approve the Conversion, the Fund's Charter will be amended to authorize the issuance of additional classes of shares of common stock having such preferences or special or relative rights and privileges as the Board of Directors may determine, to the extent permitted under the 1940 Act and Maryland law.

The purpose of the amendment would be to permit the Fund to take advantage of alternative methods of selling Fund shares. The Board of Directors believes that providing investors with alternative methods of purchasing Fund shares, if it is operated as an open-end fund, would (i) enable investors to choose the purchase method which best suits their individual situation, thereby encouraging current common stockholders to make additional investments in the Fund and attempting to attract new investors and assets to the Fund, thus benefiting stockholders by increasing investment flexibility for the Fund and potentially reducing operating expense ratios as a result of economies of scale; (ii) facilitate distribution of the Fund's shares; and (iii) maintain the competitive position of the Fund in relation to other open-end funds that have implemented or are seeking to implement similar distribution arrangements. As described below, the classes most likely would differ principally in the method of offering shares to investors (e.g., pursuant to a front-end sales load or contingent deferred sales charge and/or Rule 12b-1 distribution plan or non-Rule 12b-1 shareholder services plan).

Changing Certain Fundamental Investment Policies. The Fund's investment objective, which is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital, will remain unchanged if the Conversion is approved. The Fund's investment objective, its policy to invest at least 80% of its net assets in municipal obligations and certain of the Fund's investment restrictions have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, voting together as a single class, and of the Fund's outstanding VMTP Shares, voting as a separate class. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed by a vote of the Fund's Board of Directors without stockholder approval.

The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that cannot be changed without stockholder approval. If a majority of the outstanding voting securities of the Fund, voting together as a single class, and a majority vote of the outstanding shares of the Fund's VMTP Shares voting as a separate class, approve the Conversion, certain of the Fund's fundamental investment policies and restrictions would be amended, as described below. These amendments are necessitated by certain requirements for open-end funds under the 1940 Act and will standardize certain provisions of the Fund's investment restrictions with those of other similar open-end funds in the BNY Mellon Family of Funds. In addition, certain of these investment restrictions will be made non-fundamental investment policies, as described below. The Investment Adviser does not anticipate that these amendments will change materially the current investment practices of the Fund.

As proposed to be amended, the investment restrictions of the Fund as an open-end fund are set forth on Exhibit B hereto. The current investment restrictions of the Fund are set forth on Exhibit C hereto. Stockholders are urged to review the complete text of the current investment restrictions of the Fund and the proposed investment restrictions of the Fund as an open-end fund.

Specific changes include deleting investment restriction number 1 which unduly restricts the Fund's portfolio management policies. The Fund, as a fundamental policy, would continue to invest, under normal market conditions, at least 80% of its net assets in municipal obligations exempt from Federal personal income tax.

Changing investment restriction number 3, which is a fundamental policy and relates to pledging, mortgaging or hypothecating the Fund's assets, to a non-fundamental policy. As an open-end fund, this investment restriction would be a non-fundamental policy of the Fund and may be changed by vote of the Board of Directors without further stockholder approval.

Deleting investment restriction number 4 which limits the ability of the Fund to sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and adopting a non-fundamental policy regarding purchasing securities on margin. The current and proposed restriction makes clear that margin deposits in connection with transactions in currencies, options, futures and options on futures do not constitute purchasing securities on margin. As an open-end fund, the Fund would be permitted to engage in short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund would incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

Investment restriction number 5, which prohibits the Fund from acting as an underwriter, would be revised to clarify that the Fund may bid separately or as part of a group for the purchase of municipal bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

Investment restriction number 6, which prohibits the Fund from purchasing, holding or dealing in real estate or oil and gas interests, except that the Fund may purchase and sell securities that are secured by real estate, would be revised to permit the Fund to also purchase and sell securities that are issued by companies that invest or deal in real estate or real estate investment trusts and acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Investment restriction number 7, which prohibits the Fund from investing in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indexes, and options on futures contracts or indexes, would be changed to clarify that the Fund is prohibited from investing in physical commodities, but may enter into swap agreements and other derivative instruments.

Investment restriction number 8 limits the ability of the Fund to lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Investment restriction number 8, as revised, would permit the Fund to lend its portfolio securities to the extent permitted under the 1940 which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets.

Investment restriction number 9 limits the ability of the Fund to issue senior securities other than shares of preferred stock and as otherwise permitted in investment restriction numbers 2, 3, 4 and 7. If the Conversion is approved, the Fund would not be permitted to maintain its VMTP Shares or issue new shares of preferred stock. The 1940 Act prohibits an open-end fund from issuing senior securities except that a fund may borrow money in amounts of up to 33-1/3% of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary or emergency purposes, and these borrowings are not considered senior securities.

Investment restriction number 12 limits the ability of the Fund to invest in other investment companies. Since the Fund was established in 1989, certain new rules and rule changes now permit funds to invest an unlimited portion of their assets in certain affiliated investment companies though investments in unaffiliated investment companies are still subject to certain limitations. If the Conversion is approved, the Fund would be permitted to invest as a non-fundamental policy in other investment companies to the extent permitted by the 1940 Act.

As a closed-end fund, the Fund may invest without limitation in illiquid securities, provided such investments are consistent with the Fund's investment objective. As an open-end fund, the Fund would adopt a non-fundamental policy limiting its ability to purchase illiquid securities to 15% of the value of its net assets.

Other Measures Undertaken in Connection with the Conversion. In addition to amending and restating the Fund's Charter and approving changes to certain of the Fund's fundamental investment restrictions, the Fund's Board would undertake, without the approval of the Fund's stockholders, certain other measures in connection with the Conversion.

Redemption of VMTP Shares. Conversion to an open-end fund would require the Fund to redeem its VMTP Shares, as open-end funds are not permitted to issue senior securities under Section 18 of the 1940 Act, except as described above.

Amendment to Investment Advisory Agreement. If Proposal 1 is approved, the Fund's Investment Advisory Agreement with the Investment Adviser would be amended to delete certain expenses payable by the Fund which are inapplicable to an open-end investment company, such as those relating to listing the Fund's common stock on the NYSE, offering preferred stock and administering the Fund's DRIP.

Multiple Share Classes; Distribution and Underwriting. If Proposal 1 is approved, the Board currently anticipates that the Fund would offer four classes of shares: Class A, Class C, Class I and Class Y shares. Common stockholders of the Fund would receive, in exchange for their existing Fund shares, a number of Class A shares equal in value to the net asset value of their existing Fund shares held immediately prior to the Conversion. These Class A shares would not be subject to any front-end sales load, contingent deferred sales charge or Rule 12b-1 distribution plan charges, but would be subject to an annual shareholder services fee as described below. It is contemplated that all other Class A shares would be subject to a front-end sales load and the annual shareholder services fee (including future purchases by existing common stockholders of the Fund). Class C shares would be subject to a contingent deferred sales charge of 1.00% imposed on redemptions within one year of purchase. Class C shares also would be subject to annual distribution and shareholder services fees as described below. Class I and Class Y shares, which currently are anticipated to be available only to certain investors, would not be subject to any front-end sales load, contingent deferred sales charge or distribution or shareholder services fee.

Each class of the Fund's shares would represent an identical interest in the Fund's portfolio and would participate on an equal proportionate basis in the investment income and realized and unrealized gains and losses on portfolio investments. All classes of shares would vote together as a single class at meetings of stockholders except that shares of a class which were affected by any matter in a manner materially different from shares of other classes would vote as a separate class and holders of shares of a class not affected by a matter would not vote on that matter.

Because shares of an open-end fund are offered to the public on a continuous basis, the Fund's Board anticipates entering into a distribution agreement (the "Distribution Agreement"), subject to stockholder approval of Proposal 1. The principal underwriter for open-end funds in the BNY Mellon Family of Funds currently is BNY Mellon Securities Corporation ("BNYMSC"), a wholly owned subsidiary of the Investment Adviser. Pursuant to the Distribution Agreement, Fund shares would be offered and sold directly by BNYMSC and other broker-dealers which have entered into selling agreements with BNYMSC. There is no assurance, however, that BNYMSC or any such broker-dealer would be able to generate sufficient sales of Fund shares to offset redemptions, particularly during the initial months following the Conversion.

If the Conversion is approved, the Fund intends to adopt a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") to finance the distribution of Class C shares. Under the Distribution Plan, the Fund may pay BNYMSC a fee of up to 0.75% of the value of its average daily net assets attributable to Class C shares for financing the sale and distribution of the Fund's Class C shares. Class A and Class I shares would not be subject to any distribution fees.

In addition, if the Conversion is approved, the Fund will adopt a Shareholder Services Plan with respect to its Class A and Class C shares, pursuant to which the Fund would pay BNYMSC for the provision of certain services to the holders of its Class A and Class C shares a fee at an annual rate of 0.25% of the value of the average daily net assets of each such Class.

The Shareholder Services Plan is not a plan adopted pursuant to Rule 12b-1 under the 1940 Act and, as such, is not subject to stockholder approval. Class I and Class Y shares would not be subject to any shareholder services fees.

Redemption Fee. In an attempt to reduce the number of redemptions of the Fund's shares immediately following the Conversion (thereby reducing possible disruption of the Fund's ordinary portfolio management), and to offset transaction and other costs caused by such redemptions, for a period of 12 months following the Conversion, the Fund will impose a fee payable to the Fund of 1.00% of all proceeds with respect to redemptions by Fund stockholders.

Timing. If the stockholders approve Proposal 1, a number of steps will be required to implement the conversion of the Fund to an open-end fund, including the preparation, filing and effectiveness of a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the offering of the Fund's shares and the negotiation and execution of a new or amended agreement with its transfer agent. It is anticipated that the Conversion would become effective within approximately six months following a vote approving Proposal 1. The amendments to the Fund's Charter and fundamental investment policies would become effective simultaneously with the effectiveness under the 1933 Act of the registration statement referred to above.

Required Vote and Directors' Recommendation

Approval of Proposal 1, which includes changing the Fund's subclassification from a closed-end management investment company to an open-end management investment company, amending and restating the Fund's Charter, declassifying the Fund's Board and changing certain of the Fund's fundamental investment policies and restrictions requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, voting together as a single class, and of the Fund's outstanding VMTP Shares, voting as a separate class.

THE BOARD OF DIRECTORS, ALL OF WHOM ARE
Independent DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "AGAINST" THE PROPOSAL TO

CONVERT THE FUND FROM A CLOSED-END MANAGEMENT INVESTMENT COMPANY TO AN OPEN-END MANAGEMENT INVESTMENT COMPANY

*****

PROPOSAL 2: ELECTION OF DIRECTORS

(a) The Fund's Board is divided into three classes with the term of office of one class expiring each year. There currently is one Class I Director, two Class II Directors and three Class III Directors. The Fund's Charter and applicable law require that the number of Directors be apportioned among the classes as nearly equal as possible, and that, if the number of Directors is decreased, the remaining Directors must be apportioned among the classes to maintain the number of Directors in each class as nearly equal as possible without shortening the term of any incumbent Director. The current imbalance in the number of Directors with respect to Class I was the result of a Class I Director's retirement from the Board. If Proposal 1 is not approved by the required stockholder vote, to keep the three classes of Directors as balanced as possible, at its meeting on March 7, 2024, the Fund's Board has determined to realign the classes such that the number of Directors in each class continues to be as nearly equal as possible, and has voted to redesignate Ms. Benaree Pratt Wiley, a current Class III Director, as a Class I Director, subject to her election as a Class I Director by Fund stockholders at the Meeting. Accordingly, Ms. Wiley is a nominee for election as a Class I Director.

It is therefore proposed that, if Proposal 1 is not approved, stockholders of the Fund consider the election of two Class I Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees proposed for election are Mr. Joseph S. DiMartino and Ms. Wiley.

(b) If, however, Proposal 1 is approved by the holders of a majority of the outstanding voting securities, voting together as a single class, and of the Fund's outstanding VMTP Shares, voting as a separate class, the Fund's Board would be declassified and it would be proposed that stockholders of the Fund elect each person who is currently a Board member, regardless of class, to hold office for a term of unlimited duration and until their successors are duly elected and qualified.

The individual nominees under paragraphs (a) and (b) above (the "Nominees") each currently serve as a Director of the Fund and is a board member of certain other funds in the BNY Mellon Family of Funds. Each Nominee has previously been elected by the Fund's stockholders. Each Nominee was nominated by the Fund's nominating committee, has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the Fund if elected.

Biographical information about each Nominee is set forth below. Information on each Nominee's ownership of Fund shares and other relevant information is set forth in Exhibit D to this proxy statement. Each Nominee is an Independent Director.

Under the 1940 Act and the terms of the Fund's Charter, to the extent Proposal 1 is not approved, holders of VMTP Shares voting as a single class are entitled, to the exclusion of holders of Common Stock, to elect two Directors. If Proposal 1 is not approved, Ms. Wiley will be a Nominee for election by holders of the Fund's VMTP Shares as a Class I Director and as one of the Fund's two VMTP Shares designees.

Voting with regard to the election of the Nominees will be as follows:

(a)	if Proposal 1 is not approved by the required stockholder vote, then (i) holders of Common Stock and VMTP Shares will vote together as a single class with respect to the election of Mr. DiMartino as a Class I Director; (ii) holders of VMTP Shares will vote separately, to the exclusion of holders of Common Stock, with respect to the election of Ms. Wiley as a Class I Director.
(b)	if Proposal 1 is approved by the required stockholder vote, then holders of Common Stock and VMTP Shares will vote together as a single class with respect to the election of Messrs. DiMartino, Howard and Wallack and Mses. Wiley, Melvin and Gulley.

The persons named as proxies on the accompanying proxy card intend to vote the proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the Meeting, the Board reserves the right to substitute another person or persons of its choice as nominee or nominees.

Board's Oversight Role in Management. The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser, Insight North America LLC, the Fund's sub-adviser and an affiliate of the Investment Adviser (the "Sub-Adviser"), and their affiliates have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-Adviser and their affiliates, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel. The Board's Audit Committee (which consists of all Directors) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-Adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from counsel to the Fund and the Board's independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser, the Sub-Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund's Directors not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of the Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, all of the Fund's Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the services that the Investment Adviser, the Sub-Adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-Adviser and their affiliates; and (iii) the Board's oversight role in management of the Fund.

Information About Each Nominee's Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about each Nominee's ownership of Fund shares and other relevant information is set forth in Exhibit D.

Nominees for Class I Directors with Terms Expiring in 2027

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOSEPH S. DIMARTINO (80) Chairman of the Board and Class I Director (1995)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
BENAREE PRATT WILEY (77) Class III Director (2016) VMTP Shares Designee	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – December 2020)

Nominees* with Terms Currently Expiring in 2025

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ALAN H. HOWARD (64) Class II Director (2018)

Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)

Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – December 2019), including Chief Executive Officer of Dynatech International LLC (2013 – May 2019)

Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)

ROBIN A. MELVIN (60) Class II Director (1995) VMTP Shares Designee

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023 – Present)

Northwestern Memorial Hospital, an academic medical center, Board Member (March 2024 – Present)

Nominees* with Terms Currently Expiring in 2026

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOAN L. GULLEY (76) Class III Director (2017)

Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)

Orchard Island Club, golf and beach club, Governor (2016 – Present) and President (February 2023 – Present)

N/A

BURTON N. WALLACK (73) Class III Director (2006)	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)

* The Class II Directors and Class III Directors will only be presented at the Meeting if Proposal 1 is approved by the required stockholder vote. If Proposal 1 is not approved by the required stockholder vote, then only the Nominees for Class I Directors will be presented at the Meeting.

The Board is comprised of a diverse and highly experienced group of Directors and advisory board member who each bring significant expertise and leadership experience to the Board. Each Nominee, except Mr. Howard, has been a BNY Mellon Family of Funds board member for over 20 years. Mr. Howard has been a Director of the Fund since 2018 and has over 30 years of experience in banking, including experience advising asset managers. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board also has an "advisory board" as such term is defined in Section 2(a)(1) of the 1940 Act, which currently has one member. The Board evaluates its performance on an annual basis.

Nominees for Class I Directors

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the Board of CBIZ (NYSE: CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts. Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

Current Class II Directors

Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation committee and a member of the board's audit committee. Since April 2022, Mr. Howard is also a member of the Board of Directors of New England Expert Technologies Corp. (formerly, Valley Precision Parts Corporation), a privately held manufacturer of complex, close tolerance and precision-machined parts and assemblies for a variety of industries and applications. Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021. He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021. Mr. Howard also served as the President of Dynatech/MPX Holdings LLC ("D/M Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC ("CSFB"), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each, a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut from 2019 to June 2023.

Current Class III Directors

Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a Governor and President of the Orchard Island Club and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a board member for Mount Sinai Hospital Urology.

Fund Board Committees. The Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Directors, except that Mr. DiMartino does not serve on the Compensation Committee.

The function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of the Fund's Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available at https://im.bnymellon.com/closed-end-funds.

The Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character, integrity, and business and professional experience. The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Mellon Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is not available on the Fund's or the Investment Adviser's website, but was attached as Exhibit B to the Fund's proxy statement for the 2020 annual stockholder meeting (filed with the Securities and Exchange Commission (the "SEC") on May 1, 2020).

The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.

The Litigation Committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Compensation. Each Nominee also serves as a board member of certain other funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Nominee by the Fund for its fiscal year ended November 30, 2023, and the aggregate amount of compensation paid to each Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser serves as investment adviser) for which the Nominee was a board member during 2023, was as follows*:

Name of Nominee	Compensation from the Fund	Aggregate compensation from the Fund and the Fund Complex Paid to Nominee (**)
Joseph S. DiMartino	$9,561	$1,168,125 (92)
Joan L. Gulley***	$8,049	$349,500 (39)
Alan H. Howard***	$8,049	$168,000 (17)
Robin A. Melvin***	$8,049	$745,500 (71)

Burton N. Wallack***	$8,049	$168,000 (17)
Benaree Pratt Wiley	$8,049	$627,500 (60)
____________________

* Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings. Amounts shown also do not include the costs of office space, office supplies and secretarial services, which also are paid by the Fund (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2023, amounted to approximately $422 paid by the Fund.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominees served as board members in 2023.

*** The Class II Directors and Class III Directors will only be presented at the Meeting if Proposal 1 is approved by the required stockholder vote. If Proposal 1 is not approved by the required stockholder vote, then only the Nominees for Class I Directors will be presented at the Meeting.

For the Fund's most recent fiscal year, the number of Board and committee meetings held are set forth in Exhibit D. Certain other information concerning the Fund's Directors and officers also is set forth in Exhibit D.

Required Vote and Directors' Recommendation

Provided a quorum is present, the election of a Nominee for the Fund requires the affirmative vote of a plurality of votes cast at the Fund's Meeting for the election of Directors.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE BOARD NOMINEES

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that the Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. At a meeting held on January 22, 2024, the Fund's Audit Committee approved and the Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the Fund's fiscal year ending November 30, 2024. EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund's organization. The Audit Committee's report for the Fund relating to the financial statements for the fiscal year ended November 30, 2023, is attached as Exhibit E to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by EY in the Fund's last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval of the Audit Committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$37,420/$38,168	$0/$0
Audit-Related Fees[2]	$34,498/$35,335	$0/$0
Tax Fee3[4]	$3,342/$3,342	$8,158/$8,158
All Other Fees	$0/$0	$0/$0
Aggregate Non-Audit Fees[4]	$2,144,335/$1,886,566	$8,158/$8,158
____________________
1.	Fiscal years ended November 30, 2022/November 30, 2023
2.	Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, and (iv) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.
3.	Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
4.	Aggregate non-audit fees billed by EY to the Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. The Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's Investment Adviser.

Insight North America LLC, an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as the Fund's Sub-Adviser.

The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the Meeting in person, but you may attend the Meeting virtually. Any stockholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "against" Proposal 1 and "for" Proposal 2.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote.

The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Any proposals of stockholders that are intended to be presented at the Fund's 2025 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Fund at the Fund's principal executive offices no later than January 1, 2025, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting. For other stockholder proposals to be presented at the 2025 Annual Meeting of Stockholders (but not included in the Fund's proxy statement), a stockholder's notice must be delivered to the Secretary of the Fund at the Fund's principal executive offices no earlier than December 2, 2024 and no later than 5:00 p.m., Eastern time, on January 1, 2025. If the 2025 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from June 12, 2025, then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. All stockholder proposals must include the information required by the Fund's bylaws.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise BNY Mellon Strategic Municipal Bond Fund, Inc., in care of Computershare Inc., Proxy Department, 480 Washington Blvd., 27th Floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: May 1, 2024

EXHIBIT A

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.

FORM OF

ARTICLES OF AMENDMENT AND RESTATEMENT

1.        BNY Mellon Strategic Mutual Bond Fund, Inc., a Maryland corporation, desires to amend and restate its charter as currently in effect and as hereinafter amended.

2.       The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

FIRST: Jonathan M. Petuchowski, whose post office address was Seven Hanover Square, New York, New York 10004-2594, being at least eighteen years of age, formed a corporation under the general laws of the State of Maryland on September 26, 1989.

SECOND: The name of the corporation (hereinafter called the "Corporation") is BNY Mellon Strategic Municipal Bond Fund, Inc.

THIRD: The Corporation is formed for the purpose of conducting, operating and carrying on the business of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Corporation may engage in any other business permitted to be engaged in or carried on by a corporation incorporated or organized under the Maryland General Corporation Law, and shall have all of the powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 2405 York Road, Suite 201, Lutherville Timonium, Maryland, 21093-2264 in care of The Corporation Trust Incorporated; and the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland, 21093-2264. The resident agent is a Maryland corporation.

FIFTH: (1) The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000) shares of common stock, par value $0.001 per share (the "Common Stock"), having an aggregate par value of one hundred ten thousand dollars ($110,000). The Common Stock is classified and designated as follows: [____] shares of Class A common stock, [____] shares of Class C common stock, [____] shares of Class I common stock, and [____] shares of Class Y common stock.

If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to this Article FIFTH, paragraph (4), the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph (1) or as otherwise increased or decreased by the Board of Directors of the Corporation (the "Board of Directors") pursuant to the Maryland General Corporation Law and set forth in a subsequent filing with the State Department of Assessments and Taxation of Maryland.

(2) The Board of Directors of the Corporation is authorized to fix the price and the minimum price or the consideration and minimum consideration for, and to authorize the issuance of, the shares of stock of the Corporation and securities convertible into shares of stock of the Corporation.

(3) The Board of Directors of the Corporation is authorized to classify, reclassify and designate as to series or class any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption of the stock and otherwise in any manner, and to the extent now or hereafter permitted by the Maryland General Corporation Law.

(4) The Corporation may issue shares of Common Stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of Common Stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including without limitation, the right to vote, the right to receive dividends and other distributions, and the right to participate upon the liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

(5) The Corporation may exchange, convert, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel shares of any class from time to time (all without the vote or consent of the stockholders to the extent permitted by law).

(6) Subject to the power of the Board of Directors of the Corporation to classify and reclassify unissued shares, the shares of each class of stock of the Corporation shall have the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, and as otherwise set forth in the Charter:

(a) Assets attributable to each class of the Corporation's stock shall be invested in the same investment portfolio.

(b) The assets and liabilities and the income and expenses of each class of the Corporation's stock may be determined separately and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution or liquidation of the Corporation or the liquidation of the assets attributable to any class of the Corporation's stock to holders of shares of the Corporation's stock may vary from class to class. Except for these differences and certain other differences set forth hereafter or elsewhere in the Charter, each class of the Corporation's stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of and rights to require redemption.

(c) The allocation of the assets and liabilities, investment income and losses, capital gains and losses, and expenses of the Corporation among the classes of the Corporation's stock shall be determined by the Board of Directors of the Corporation in a manner that is consistent with Rule 18f-3 under the 1940 Act, as such rule may be amended or superseded from time to time. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and losses, capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

(d) Shares of each class of stock shall be entitled to such dividends or distributions of investment income and capital gains, in stock or in cash or both, as may be authorized from time to time by the Board of Directors of the Corporation and declared by the Corporation with respect to such class. Dividends or distributions shall be paid on shares of a class of stock only out of the assets attributable to that class or as otherwise permitted by the Charter. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to any class of shares may vary from the dividends and distributions of investment income and capital gains with respect to any other class of shares to reflect differing allocations of expenses of the Corporation among the holders of the various classes of shares and any resultant differences among the net asset values of each class of shares, to such extent and for such purposes as the Board of Directors may deem appropriate.

(e) The issuance of shares of each class of the Corporation's stock (including fractional shares) shall be subject to such sales charges or other charges payable on such issuance as may be provided under the terms of issuance of such class of shares. The proceeds of the redemption of shares of a class of the Corporation's stock (including fractional shares) shall be reduced by the amount of any contingent deferred sales charges, liquidation charges, or other charges payable on such redemption as may be provided under the terms of issuance of such class of shares.

(f) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder’s name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Commission, for each dollar of net asset value per share of a class, as applicable. Subject to any applicable requirements of the 1940 Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) series or classes of stock, in which case only the holders of shares of the series or classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the 1940 Act, or other applicable law, the holders of each of the classes shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act (a "Plan") with respect to the class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other classes of Common Stock, but not the class of which they are holders, or with respect to any other matter that does not affect the class of Common Stock of which they are holders.

(g) In the event of the liquidation or dissolution of the Corporation or the liquidation of the assets attributable to any class of stock, the holders of a class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets attributable to that class less the liabilities allocated to that class. The assets so distributable to the stockholders of a class shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation. In the event that there are any assets available for distribution that are not attributable to any particular class of stock, such assets shall be allocated among the classes in proportion to the net asset values of the respective classes.

(h) At such times (which may vary between and among the holders of particular classes of stock) as may be determined by the Board of Directors of the Corporation (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the 1940 Act and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the "Registration Statement"), shares or certain shares of a particular class of stock may be automatically or otherwise converted into shares of another class of stock based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors) by the officers of the Corporation and set forth in the Registration Statement.

(7) Notwithstanding any provisions of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all classes, or any class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized if declared advisable by the Board of Directors and approved by the holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act and to the provisions of the Maryland General Corporation Law permitting extraordinary corporate actions and amendments to the Charter to be approved by a majority of the entire Board of Directors and in the manner and by the vote required (if any) under the 1940 Act.

(8) The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be at the meeting shall constitute a quorum at any meeting of the stockholders of the Corporation, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast separately on the matter shall constitute a quorum with respect to those classes of stock.

(10) No holder of any shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class which the Corporation proposes to issue, or any rights or options which the Corporation proposes to issue or to grant for the purchase of shares of any class or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, and may be reissued or transferred if the same have been reacquired, and any and all of such rights and options may be granted by the Board of Directors of the Corporation to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

SIXTH: (1) The number of directors of the Corporation, until such number shall be increased or decreased pursuant to the Bylaws of the Corporation, is six. The number of directors shall never be less than the minimum number prescribed by the Maryland General Corporation Law.

(2) The names of each person who shall act as director of the Corporation until such director's successor or successors are duly chosen and qualify are as follows:

Joseph S. DiMartino

Joan L. Gulley

Alan H. Howard

Robin A. Melvin

Burton N. Wallack

Benaree Pratt Wiley

(3) In addition to its other powers explicitly or implicitly granted under the Charter, the Bylaws of the Corporation, by law or otherwise, the Board of Directors of the Corporation:

(a) is expressly and exclusively authorized to make, alter, amend or repeal the Bylaws of the Corporation;

(b) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

(c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of the Corporation of any class, and securities convertible into stock of the Corporation of any class, whether now or hereafter authorized for such consideration as the Board of Directors may deem advisable;

(d) may name or designate any class or series of stock and change the name or designation of any class or series of stock pursuant to the provisions of the Maryland General Corporation Law.

(e) is authorized to adopt procedures for determination of the net asset value of shares of any class of the Corporation's stock; and

(f) is authorized to declare dividends out of funds legally available therefor on shares of each class of stock of the Corporation payable in such amounts and at such times as it determines, including declaration by means of a formula or similar method and including dividends declared or payable more frequently than at meetings of the Board of Directors.

(4) Any determination made in good faith by or pursuant to the direction of the Board of Directors of the Corporation, as to the amount of the assets, debts, obligations, or liabilities of the Corporation or belonging to, or attributable to any class of shares of the Corporation, the amount of any reserves or charges set up and the propriety thereof, the time of or purpose for creating such reserves or charges, the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), the value of or the method of valuing any investment owned or held by the Corporation, the market value or fair value of any investment or fair value of any other asset of the Corporation, the allocation of any asset of the Corporation to a particular class or classes of the Corporation's stock, the charging of any liability of the Corporation to a particular class or classes of the Corporation's stock, the amount of net investment income, the number of shares of the Corporation's stock outstanding, the estimated expense in connection with purchases or redemptions of the Corporation's stock, the ability to liquidate investments in an orderly fashion, the extent to which it is practicable to deliver a cross-section of the portfolio of the Corporation in payment for any such shares, or any other matters relating to the issue, sale, purchase, redemption and/or other acquisition or disposition of investments or shares of the Corporation, or the determination of the net asset value of shares of the Corporation shall be final and conclusive, and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

SEVENTH: (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors and advancement of expenses to directors is permitted by the Maryland General Corporation Law. The Corporation shall additionally indemnify and advance expenses to any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, limited liability company or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may, through a Bylaw, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

(3) No provision of this Article SEVENTH shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(4) References to the Maryland General Corporation Law in this Article SEVENTH are to the law as from time to time amended. No amendment to the Charter shall affect any right of any person under this Article SEVENTH based on any event, omission or proceeding prior to such amendment.

EIGHTH: (1) Any holder of shares of stock of the Corporation may require the Corporation to redeem and the Corporation shall be obligated to redeem at the option of such holder all or any part of the shares of the Corporation owned by said holder, at the redemption price, pursuant to the method, upon the terms and subject to the conditions hereinafter set forth:

(a) The redemption price per share shall be the net asset value per share determined at such time or times as the Board of Directors of the Corporation shall designate in accordance with any provision of the 1940 Act, any rule or regulation thereunder or exemption or exception therefrom, or any rule or regulation made or adopted by any securities association registered under the Securities Exchange Act of 1934, as amended.

(b) Net asset value per share of a class shall be determined by dividing:

(i) The total value of the assets belonging to such class or, in the case of a class invested in a common investment portfolio with other classes, such class's proportionate share of the total value of the assets belonging to the common investment portfolio, such value determined as provided in Subsection (c) below less, to the extent determined by or pursuant to the direction of the Board of Directors, all debts, obligations and liabilities of such class (which debts, obligations and liabilities shall include, without limitation of the generality of the foregoing, any and all debts, obligations, liabilities, or claims, of any and every kind and nature, fixed, accrued and otherwise, including the estimated accrued expenses of management and supervision, administration and distribution and any reserves or charges for any or all of the foregoing, whether for taxes, expenses or otherwise) but excluding such class's liability upon its shares and its surplus, by

(ii) The total number of shares of such class outstanding. The Board of Directors of the Corporation is empowered, in its absolute discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary in order to enable the Corporation to comply with, or are deemed by it to be desirable provided they are not inconsistent with, any provision of the 1940 Act, or any rule or regulation thereunder.

(c) In determining for the purposes of the Charter the total value of the assets of the Corporation at any time, investments and any other assets of the Corporation shall be valued in such manner as may be determined from time to time by the Board of Directors of the Corporation.

(d) Payment of the redemption price by the Corporation may be made either in cash or in securities or other assets at the time owned by the Corporation or partly in cash and partly in securities or other assets at the time owned by the Corporation. The value of any part of such payment to be made in securities or other assets of the Corporation shall be the value employed in determining the redemption price. Payment of the redemption price shall be made on or before the seventh day following the day on which the shares are properly presented for redemption hereunder, except that delivery of any securities included in any such payment shall be made as promptly as any necessary transfers on the books of the issuers whose securities are to be delivered may be made.

The Corporation, pursuant to resolution of the Board of Directors of the Corporation, may deduct from the payment made for any shares redeemed a liquidating charge, and the Board of Directors may alter or suspend any such liquidating charge from time to time.

(e) Redemption of shares of stock by the Corporation is conditional upon the Corporation having funds or property legally available therefor.

(2) The Corporation, either directly or through an agent, may repurchase its shares, out of funds legally available therefor, upon such terms and conditions and for such consideration as the Board of Directors of the Corporation shall deem advisable, by agreement with the owner at a price not exceeding the net asset value per share as determined by the Corporation at such time or times as the Board of Directors shall designate, less a liquidating charge, if and as fixed by resolution of the Board of Directors from time to time, and take all other steps deemed necessary or advisable in connection therewith.

(3) The Corporation, at its option, pursuant to resolution of the Board of Directors of the Corporation, may cause the redemption, upon the terms set forth in such resolution and in paragraphs (1) (a) through (e), (4) and (5) of this Article EIGHTH, of shares of stock owned by stockholders whose shares have an aggregate net asset value of less than such amount as may be fixed from time to time by the Board of Directors. The Corporation also may cause the redemption of outstanding shares of stock of any class if the Board of Directors has determined to discontinue issuance of shares of stock of such class or in connection with a reorganization or liquidation. Notwithstanding any other provision of this Article EIGHTH, if certificates representing such shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective, in accordance with the resolution of the Board of Directors, regardless of whether or not such presentation has been made.

(4) The obligations set forth in this Article EIGHTH may be suspended or postponed as may be permissible under the 1940 Act, and the rules and regulations thereunder.

(5) The Board of Directors of the Corporation may establish other terms and conditions and procedures for redemption, including requirements as to delivery of certificates evidencing shares, if issued.

NINTH: All persons who shall acquire stock or other securities of the Corporation shall acquire the same subject to the provisions of the Corporation's Charter and Bylaws, each as from time to time amended.

TENTH: From time to time any of the provisions of the Charter of the Corporation may be amended, altered or repealed, including amendments which alter the contract rights as expressly set forth in the Charter of any class of stock outstanding, and other provisions authorized by the Maryland General Corporation Law at the time in force may be added or inserted in the manner and at the time prescribed by said Law, and all rights at any time conferred upon the stockholders of the Corporation by its Charter are granted subject to the provisions of this Article TENTH and the reservation of the right to amend the Charter herein contained.

3.        The foregoing amendment and restatement of the charter has been approved by a majority of the entire Board of Directors and the vote of the stockholders required by Maryland law and the charter.

4.        The current address of the principal office of the Corporation is as set forth in Article FOURTH of the foregoing amendment and restatement of the charter.

5.        The name and address of the Corporation's current resident agent is as set forth in Article FOURTH of the foregoing amendment and restatement of the charter.

6.        The number of directors of the Corporation and the names of those currently in office are as set forth in Article SIXTH of the foregoing amendment and restatement of the charter.

7.       The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the charter.

8.       The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of such officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this [__] day of [__________], 2024.

ATTEST:	BNY Mellon Strategic Municipal Bond Fund, Inc.

____________________________ Name: Title: Assistant Secretary	________________________________ Name: Title: Vice President

EXHIBIT B

PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS

Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not:

1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

2. Invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

4. Invests more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of municipal bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

5. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

7. Purchase, hold or deal in real estate or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

8. Act as an underwriter of securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of municipal bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

9. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this policy. (This is a non-fundamental policy.)

10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions. (This is a non-fundamental policy.)

11. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act. (This is a non-fundamental policy.)

12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested. (This is a non-fundamental policy.)

If a percentage restriction set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to the Fund's policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, with respect to the Fund's policy pertaining to purchasing illiquid investments, if the Fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the Fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time.

EXHIBIT C

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

1. Purchase securities other than municipal obligations and Taxable Investments or as provided in Investment Restriction Nos. 7 and 12 or otherwise in the Fund's Prospectus.

2. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

4. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

5. Underwrite any issue of securities, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

6. Purchase, hold or deal in real estate or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or interests therein.

7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indexes, and options on futures contracts or indexes, as described in the Fund's Prospectus.

8. Lend any funds or other assets except through the purchase of all or a portion of securities or obligations of the type in which the Fund may invest; however, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board of Directors.

9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) other than preferred stock, except as permitted in Investment Restriction Nos. 2, 3, 4 and 7.

C-1

10. Invest more than 5% of its assets in the securities of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitation.

11. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of municipal obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

12. Purchase securities of other investment companies except (a) in the open market where no commission except the ordinary broker’s commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger, sale of assets or consolidation.

Notwithstanding Investment Restriction No. 11, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

C-2

EXHIBIT D

PART I

Part I sets forth information regarding the Fund's advisory Board member, Board and committee meetings and share ownership.

Advisory Board Member

Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes). He served as a Board member of the funds until August 2021, and as an emeritus board member until October 31, 2021. He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Directors' Ownership of Fund Shares. The table below indicates the dollar range of the Directors' ownership of shares of the Fund's Common Stock and shares of other funds in the BNY Mellon Family of Funds, in each case as of December 31, 2023.

Name of Director	Fund Common Stock	Aggregate Holdings of Funds in the BNY Mellon Family of Funds
Joseph S. DiMartino	None	Over $100,000
Joan L. Gulley*	None	Over $100,000
Alan H. Howard*	None	Over $100,000
Robin A. Melvin*	None	$10,001 – $50,000
Burton N. Wallack*	None	None
Benaree Pratt Wiley	None	None

_________________
* The Class II Directors and Class III Directors will only be presented at the Meeting if Proposal 1 is approved by the required stockholder vote. If Proposal 1 is not approved by the required stockholder vote, then only the Nominees for Class I Directors will be presented at the Meeting.

As of December 31, 2023, none of the Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD OF THE FUND

•	The Fund held five Board meetings, six Audit Committee meetings, no Compensation Committee meetings and one Nominating Committee meeting during the Fund's last fiscal year. The Litigation Committee did not meet during the last fiscal year.
•	The Fund does not have a formal policy regarding Directors' attendance at annual meetings of stockholders. Directors did not attend last year's annual meeting of stockholders.
•	The Directors attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

Compensation Table. The amount of compensation paid by the Fund to the advisory Board member by the Fund for the Fund's fiscal year ended November 30, 2023, and the aggregate amount of compensation paid to the advisory Board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was an advisory Board member during 2023, was as follows:

Advisory Board Member†	Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Advisory Board Member (*)
Gordon J. Davis	$6,049	$411,000 (39)
____________________
*	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which such person served as an advisory Board member in 2023.
†	An advisory Board member is entitled to receive an annual retainer and compensation for attending Board meetings in an advisory role.

PART II

Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until the officer's successor is elected and has qualified.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[1]	46	Vice President and Director of the Investment Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JAMES WINDELS Treasurer (2012)	65	Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	56	Chief Legal Officer of the Investment Adviser and Associate General Counsel of BNY Mellon Corporation since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon Corporation from March 2009 to December 2020. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
SARAH S. KELLEHER Vice President and Secretary (2014)[3]	48	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	33	Managing Counsel of BNY Mellon since December 2021; Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
LISA M. KING Vice President and Assistant Secretary (2024)	56	Counsel of BNY Mellon since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	58	Senior Managing Counsel of BNY Mellon. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
AMANDA QUINN Vice President and Assistant Secretary (2020)	39	Managing Counsel of BNY Mellon since March 2024; Counsel of BNY Mellon from June 2019 to March 2024; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JOANNE SKERRETT Vice President and Assistant Secretary (2023)	52	Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
NATALYA ZELENSKY Vice President and Assistant Secretary (2017)	38	Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Investment Adviser from April 2018 to August 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DANIEL GOLDSTEIN Vice President (2022)	54	Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JOSEPH MARTELLA Vice President (2022)	47	Vice President of the Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
GAVIN C. REILLY Assistant Treasurer (2012)	55	Tax Manager – BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
ROBERT SALVIOLO Assistant Treasurer (2012)	56	Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SVAGNA Assistant Treasurer (2012)	57	Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	66	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser.

____________________
1 President since 2021; previously, Vice President.
2 Chief Legal Officer since July 2021.
3 Secretary since April 2024; previously, Assistant Secretary.

The address of each officer of the Fund is 240 Greenwich Street, New York, New York 10286.

PART III

Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 10, 2024 by the Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund's outstanding shares.

As of April 10, 2024, none of the Directors or officers of the Fund owned any Common Stock or VMTP Shares.

To the Fund's knowledge, based on filings made pursuant to Section 13 of the Exchange Act, as of April 10, 2024, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding VMTP Shares has been reported.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.* First Trust Advisors L.P. * The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,389,147	6.86%
	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174	3,081,229	6.23%
VMTP Shares	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	1,972	100%

As of April 10, 2024, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 99.09% of the outstanding shares of the Fund's Common Stock and 100% of the outstanding shares of the Fund's VMTP Shares.

____________________

* These entities share voting and dispositive power with respect to the share amounts and percentages shown.

**	Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through one of its wholly-owned subsidiaries—Bank of America, N.A.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock, VMTP Shares, and certain additional persons are required to report their transactions in the Fund's Common Stock or VMTP Shares to the SEC, the New York Stock Exchange and the Fund, as applicable.

Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended November 30, 2023, all filing requirements applicable to such persons were complied with except that the Form 4 for UBS Group AG reflecting the disposal of the Fund's auction preferred stock was filed on July 17, 2023 and the Form 3 for Bank of America Corp, reflecting the acquisition of the Fund's VMTP Shares was filed on July 24, 2023, neither of which were filed in a timely manner.

EXHIBIT E

REPORT OF THE AUDIT COMMITTEE
BNY Mellon Strategic Municipal Bond Fund, Inc.

January 22, 2024

The audit committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management.

The Committee reviewed with the independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund including the auditors' letter and the matters in the written disclosures required by the PCAOB.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended November 30, 2023.

Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joan L. Gulley, Audit Committee Member

Joni Evans, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

E-1

0852-PROXY-24

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
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VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website: www.meetnow.global/MD2CFQK

on June 12, 2024 at 10:45 a.m.

Eastern Time.

To participate in the Virtual Meeting, enter
the 14-digit control number from the

shaded box on this card.

Please detach at perforation before mailing.

PROXY	BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON June 12, 2024

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Sarah Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 10, 2024, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetnow.global/MD2CFQK, on Wednesday, June 12, 2024, at 10:45 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST PROPOSAL 1 AND FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

DSM_33955_041724

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to Be Held on June 12, 2024.

The Proxy Statement and Proxy Card for this meeting are available at:

https://im.bnymellon.com/closed-end-funds

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A	Proposals

1.	Converting the Fund from a closed-end management investment company to an open-end management investment company. The Board of Directors recommends a vote “AGAINST” Proposal 1

FOR	AGAINST	ABSTAIN

2a Election of Director (if Proposal 1 is NOT approved):

		FOR	WITHHOLD
Class I	01. Joseph S. DiMartino

2b. Election of Directors (if Proposal 1 is approved

01. Joseph S. DiMartino	03. Alan H. Howard	05. Burton N. Wallack	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
02. Joan L. Gulley	04. Robin A. Melvin	06. Benaree Pratt Wiley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.____________________________________________________________

3.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.- Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC PO Box 43131 Providence, RI 02940-3131	EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website: www.meetnow.global/MD2CFQK

on June 12, 2024 at 10:45 a.m.

Eastern Time.

To participate in the Virtual Meeting, enter
the 14-digit control number from the

shaded box on this card.

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

Please detach at perforation before mailing.

PROXY

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 12, 2024

VARIABLE RATE MUNIFUND TERM PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of BNY Mellon Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Sarah Kelleher and Deirdre Cunnane, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 10, 2024, at the Annual Meeting of Stockholders of the Fund to be virtually held at the following Website: www.meetnow.global/MD2CFQK, on Wednesday, June 12, 2024, at 10:45 a.m., Eastern time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST PROPOSAL 1 AND FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

DSM_33955_041724_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to Be Held on June 12, 2024.

The Proxy Statement and Proxy Card for this meeting are available at:

https://im.bnymellon.com/closed-end-funds

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A	Proposals

1.	Converting the Fund from a closed-end management investment company to an open-end management investment company. The Board of Directors recommends a vote “AGAINST” Proposal 1.

FOR	AGAINST	ABSTAIN

2a Election of Director (if Proposal 1 is NOT approved):

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Class I	01. Joseph S. DiMartino	02. Benaree Pratt Wiley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.__________________________________________________________________

2b. Election of Directors (if Proposal 1 is approved

01. Joseph S. DiMartino	03. Alan H. Howard	05. Burton N. Wallack	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
02. Joan L. Gulley	04. Robin A. Melvin	06. Benaree Pratt Wiley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.______________________________________________________________

3.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.- Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
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